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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 12, 2004

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE
    (STATE OR OTHER JURISDICTION OF                 73-1564280
    INCORPORATION OR ORGANIZATION)       (IRS EMPLOYER IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 12, 2004, Alliance Resource Partners, L.P. (the "Partnership"), announced by press release that its wholly-owned subsidiary, Webster County Coal, LLC, has temporarily idled the Dotiki mine located near Providence, Kentucky following the occurrence of a mine fire on February 11, 2004. A copy of the Partnership's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


      (c) EXHIBITS

            99.1 Alliance Resource Partners, L.P. press release dated as of February 12, 2004.


                                       2
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     ALLIANCE RESOURCE PARTNERS, L.P.


By:  Alliance Resource Management GP, LLC,
     its managing general partner


By:  /s/ Joseph W. Craft III
     -----------------------
     Joseph W. Craft III
     President and Chief Executive Officer


Date: February 12, 2004

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                                  EXHIBIT INDEX

*   99.1   Alliance Resource Partners, L.P. press release dated as of
           February 12, 2004

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*  Filed herewith.